                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): April 15, 2003

                            Anscott Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                   0-26513                   86-0000714
            (Commission File Number)(IRS Employer Identification No.)

                    26 Haynes Drive, Wayne, New Jersey 07470
               (Address of Principal Executive Offices)(Zip Code)

                                  (973)696-7575
              (Registrant's Telephone Number, Including Area Code)


                                 Liquidix, Inc.
                            16648 E. Laser Drive, #9
                          Fountain Hills, Arizona 85268
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

                    ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On April 15, 2003 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange between Liquidix, Inc., a Florida corporation with its principal place of business located at 16458 E. Laser Drive, Suite 9, Fountain Hills, Arizona 85268 ("Liquidix"); the principal shareholders of Liquidix ("Liquidix Shareholders"); AFS Seals, Inc. an Arizona corporation with its principal place of business located at 16458 E. Laser Drive, Suite 9, Fountain Hills, Arizona 85268 ("AFS") ; Anscott Industries, Inc., a New Jersey corporation with its principal place of business at 26 Haynes Drive, Wayne, New Jersey 07470 ("Anscott") and the shareholders of Anscott, Liquidix acquired all of the shares of Anscott from the Anscott shareholders in consideration for the issuance of a total of 45,000,000 shares of Liquidix to the Anscott shareholders and the transfer of all of the current assets and liabilities of Liquidix to AFS. Pursuant to the Agreement, Anscott became a wholly owned subsidiary of the Company and Liquidix filed articles of amendment in the state of Florida changing its name to Anscott Industries, Inc.

Pursuant to the terms of the Agreement, Perry Barker, Jenelle Ray, Douglas Brooks and Harold Davis resigned as the directors of the Company and Jack Belluscio was appointed as the sole member of the Board of Directors. In addition, Mr. Barker as President, Ms. Ray resigned as Vice President, Secretary and Treasurer and Mr. Brooks resigned as Technical Vice President of the Company and Jack Belluscio was named as President, Chief Financial Officer, Chief Executive Officer and Steven Hoh was named as Secretary of the Company.

The Acquisition was approved by the unanimous consent of the Board of Directors of the Company and Anscott on April 15, 2003.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at April 15, 2003, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS

5% STOCKHOLDERS

Common           Jack Belluscio       44,000,000 (1)   96.31%

DIRECTORS AND NAMED EXECUTIVE
OFFICERS

Common           Jack Belluscio       44,000,000 (1)   96.31%

DIRECTORS AND                         44,000,000 (1)   96.31%
OFFICERS AS A
GROUP

     (1) the 45,000,000 shares issued to the Anscott Industries, Inc. pursuant to the Agreement, including the 44,000,000 to Jack Belluscio, are being held in escrow until, Perry Barker, the former President of the Company, is satisfied that the Company is receding forward with its business plan and the Company has undertake the filing of all necessary documents with the Securities and Exchange in a timely manner, including the 8K with audited financial statements. The
          Company has acknowledged that it is in receipt of a satisfactory business plan and the shares will be released upon timely filing of the 8K with audited financial statements and acceptance by Mr. Barker that the Company is proceeding with its business plan.

The  following is a  biographical  summary of the  directors and officers of the
Company:

Jack Belluscio has been the President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company since April 15, 2003. He has been employed as the Chief financial Officer of our subsidiary, Anscott Industries, Inc., since 2000. From 1995 to 2000 Mr. Belluscio was employed by Global Technologies, El Segundo, Ca. as its President. From 1990 to 1995 he was President of Caled Chemical, Wayne, NJ. From 1987 to 1990 Mr. Belluscio was employed by Western Union, Upper Saddle River, NJ. From 1983 - 1987 he was employed by Citibank, New York, NY. Mr. Belluscio has an MBA with a concentration in finance and economics. He has held positions on the Board of Directors of the Textile Care Association and New York Military Academy.

The following is a biographical summary of the Company's key employees:

Bill Cosnotti - Since 1997 Mr. Cosnotti has been employed by Caled Chemical, one of the subdivision of our subsidiary Anscott Industries, Inc. as the division President. From 1992 to 1997 he was the President of Liberty Computer and Tag Systems, New York, NY which is the nation's largest inventory control system. From 1972 to 1992 he was employed as the Executive Vice President of Laidlaw Corporation, Phoenix, AZ who is the countries second largest wire hanger manufacturer. In addition, he has held positions on the Board of Directors of Anscott Chemical, Liberty Computer and Tag Systems and Textile Allied Care Trade Association.

George Guzzardo - Since 1980 Mr. Guzzardo has been employed by Caled Chemical as a chemist, product developer and field manager. Currently Mr. Guzzardo holds the position of VP of Marketing and Sales, he manages the companies national technical service force that maintain the companies 7,000+ end-users, 800 distributor sales personnel and 150 warehouses supplying the companies specialty chemicals and filters.

Bob Verdicchio, PhD - Has been Anscott's lead research chemist since 1996, Mr. Verdicchio currently hold the position of Chief Technology Officer of our subsidiary, Anscott Industries, Inc. From 1971 to 1996 he was employed by Johnson & Johnson as a lead patent chemist for new developments. He has held several positions as committee chairman for the research and development of new products. In addition, he has been a group leader for health and environmental impact of future product offering.

Steven Hoh - Mr. Hoh has been the Vice President of Operations of our subsidiary, Anscott Industries, Inc. since 1980. He has held several positions within Anscott Industries, Inc. and currently is responsible for manufacturing personnel coordination of materials throughout the company's worldwide distribution network.

Edward Fulton - Mr. Fulton has been the Vice President of Engineering for a subsidiary of, Anscott Industries, Inc. since 1995. From 1979 to 1995 he was employed by HyPur Filtration Company, Wayne NJ as a manufacturing engineering. From 1969 to 1979 Mr. Fulton was the Vice President of Manufacturing for the AC/Delco filter Division of General Motors.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Acquisition Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Anscott Industries, Inc. for the issuance of 45,000,000 shares of $0.0001 par value common stock of the Company. Pursuant to the Agreement, Anscott Industries, Inc. became a wholly owned subsidiary of the Company.

Prior to entering into this Agreement, the Company was principally engaged in developing, manufacturing and marketing products based on or derived from its ferrofluid technology. Ferrofluids are stable magnetic liquids that can be precisely positioned or controlled with a magnetic force. Ferrofluids consist of molecular-sized magnetic particles that are surface treated so that they can be dispersed in various fluids, usually a synthetic lubricating oil. Ferrofluids are designed to have a choice of properties such as viscosity, magnetic strength and vapor pressures to perform numerous specific functions such as sealing, sensing, lubricating, damping and heat transfer. the Company sold its industrial products to the semiconductor industry, the vacuum industry and original equipment manufacturers. Pursuant to the terms fo the Agreement, the Company spun off all of its assets to AFS Seals, Inc.

Based on the Agreement and spin off of our assets, we have adopted a new business plan. Through Anscott Industries, Inc., our wholly owned subsidiary, our principal activity is to manufacture and sell specialty chemicals, cleaning agents, odor eliminators, repellents, treatments, purification and decontamination processes for the commercial laundry and cleaning industries. The Company's business is conducted through three segments: Chemical & Additive technology for cleaning and coatings of textiles; Filtration & Equipment that extends the life traditional cleaning chemicals through a recycling process; Commercialization venture leveraging aerospace technology and distribution in order to move from laboratory to commercial products quickly, extending the company's knowledge to deliver solutions to protect people, property and the environment. The Company has its operations in New Jersey, California and

Quebec. The Company sells to over 300 distributors and 7,000 end-users worldwide. Chemicals & Additives products accounted for 78% of 2002 revenues; Filtration & Equipment, 20%; Commercialization, 2%.

Anscott Industries, Inc. which was established in 1960 is currently a leading manufacturer servicing the laundry and dry cleaning industry. The Company manufactures chemicals and filter equipment that clean clothes professionally. Anscott's technology arm is the exclusive licensee of Raytheon Systems Company (formally HUGHES AIRCRAFT) for the DryWash Process. The Dry Wash Process has been sub-licensed to eight of the industries largest chemical, machine and carbon dioxide manufacturers. The Company sells its products and services to over 7,000 professional cleaners today. More service coverage and technology will more than double Anscott's customer base to fourteen (14,000) thousand within two (2) years.

The Company has recently acquired the rights to a method of non-hazardous dry cleaning called the "DryWash Cleaning Process". DryWash replaces "PERC", a probable carcinogen and hazardous material by utilizing liquid carbon dioxide and aerospace technology. DryWash has revolutionized the commercial dry cleaning industry by providing a low cost alternative without toxic chemicals such as perchloroethylene (perc) or petroleum.

The Company manages four specific areas of business, they are:

CALED CHEMICAL, established 1953, is a leading manufacturer of traditional cleaning products. The products for existing cleaning methods include a full line of brand name detergents, spotting agents and XPel Fabric Protection. Caled has developed specially formulated additives for DryWash technology. Unilever Corporation and Raytheon has been working closely with Caled and currently hold over twenty (20) worldwide patents for cleaning with carbon dioxide.

HYPUR EQUIPMENT, established 1971, currently manufacturers filter equipment for existing dry cleaning machines. In the near future, HyPur will extend its product offering to provide the HyPur Laundry and Dry Cleaning package, which incorporates the DryWash Fluid Management System. This system will be marketed to 47,000 cleaners throughout the United States and Canada. The new non-hazardous process called "DryWash" will replace the dangerous chlorinated chemicals currently used today. DryWash will eventually replace the costly water cleaning process currently used in today's industrial and commercial laundries.

GLOBAL TECHNOLOGIES, established 1995, acquires military technology, converts it for industry use. The company generates revenue through transfer and royalty fees. Combining the industry expertise of ANSCOTT with the wide reach of ITOCHU, Global Technologies has been able to bring DryWash Process to the laundry and cleaning industry in record time.

Exclusive rights for the DryWash Process were purchased by Global Technologies in 1996. As a master licensee, Global Technologies has sub-licensed the technology to some of the industries largest chemical, machine and carbon dioxide manufacturers.

TECH SERVICES, is a self-standing field service division that has 22 technical service representatives. Tech Services is the only national service network that serves professional dry cleaners and laundries. It currently represents three product lines and is in the process of adding additional line needing technical service at the field level.

Tech Services has recently allocated $250,000 for the construction of a promotional site for new technology. The promotional site will be used to showcase different pieces of equipment that will be produced using the DryWash process. The site is located less than 30 min. from New York City and will also act as a training facility for distributors on a worldwide basis:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

                        ANSCOTT CHEMICAL INDUSTRIES, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                     YEARS ENDED DECEMBER 31, 2002 AND 2001

                        ANSCOTT CHEMICAL INDUSTRIES, INC.

                                TABLE OF CONTENTS

                     YEARS ENDED DECEMBER 31, 2002 AND 2001


Accountants' Audit Report                                                   1

Financial Statements

      Consolidated Balance Sheets                                       2 - 3

      Consolidated Statements of Operations                                 4

      Consolidated Statements of Changes in Stockholders' Deficit           5

      Consolidated Statements of Cash Flows                                 6

Notes to Consolidated Financial Statements                             7 - 17

Consolidated Supplementary Information                                     18

      Schedule of Cost of Goods Sold and Selling Expenses                  19

      Schedule of General and Administrative Expenses                      20

ACCOUNTANTS' AUDIT REPORT


To the Board of Directors
Anscott Chemical Industries, Inc.
Wayne, NJ

We have audited the accompanying consolidated balance sheets of Anscott Chemical Industries, Inc., a New Jersey corporation, as of December 31, 2002 and 2001 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Anscott Chemical Industries, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




H. L. Solomon & Co. P.A.
Accountants & Auditors

May 16, 2003


                                       (1)

ANSCOTT CHEMICAL INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001


ASSETS
                                                                                        2002                 2001

CURRENT ASSETS
       Cash                                                                       $        10,790      $         1,574
       Accounts receivable net of allowance for bad debts
       of $23,400 and $20,500 in 2002 and 2001 respectively                               636,668              640,805
       Inventories                                                                        494,949              452,243
       Prepaid expenses and other current assets                                           58,246               66,069
TOTAL CURRENT ASSETS                                                                    1,200,653            1,160,691

LAND                                                                                      359,727              359,727
BUILDING PROPERTY AND EQUIPMENT, NET                                                      603,016              593,614
       of accumulated deprecation of $1,235,706 and $1,192,387
       in 2002 and 2001 respectively
TOTAL FIXED ASSETS                                                                        962,743              953,341

OTHER ASSETS:
       Intangible assets, net                                                             679,086            1,021,750
       Security deposits                                                                   13,852               13,852
       Investment in Caled Signal Products Canada Ltd.                                    298,030              280,679
       Investment in Global Technologies, L.L.C.                                          188,617              188,617
       Deferred income taxes                                                               34,291               34,291
TOTAL OTHER ASSETS                                                                      1,213,876            1,539,189

TOTAL ASSETS                                                                      $     3,377,272      $     3,653,221

ANSCOTT CHEMICAL INDUSTRIES, INC
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001


LIABILITIES AND STOCKHOLDERS' DEFICIT

                                                                                             2002                 2001
CURRENT LIABILITIES

       Line of credit                                                             $           653,429  $           802,684
       Notes payable, current portion                                                          44,474               63,301
       Small business loans, current portion                                                    9,531                9,531
       Accounts payable                                                                       867,676              641,564
       Payroll taxes payable                                                                  463,339              270,752
       Trade notes payable, current portion                                                   172,405              194,563
       Accrued expenses                                                                        57,343               39,947

TOTAL CURRENT LIABILITIES                                                                   2,268,197            2,022,342

LONG-TERM LIABILITIES
       Notes payable, net of current portion                                                   68,469              107,594
       Trade notes payable, net of current portion                                            191,725              362,478
       Small business loans, net of current portion                                         1,662,694            1,296,369
       Loan payable                                                                           149,451              250,000
       Deferred income tax payable                                                             15,531               13,213

TOTAL LONG-TERM LIABILITIES                                                                 2,087,870            2,029,654

TOTAL LIABILITIES                                                                           4,356,067            4,051,996

STOCKHOLDERS' DEFICIT:
       Common stock, authorized 1,000,000 shares; $.01 par value; issued
           and outstanding 14,141 & 13,835 shares in 2002 & 2001 respectively                  14,141               13,835
       Additional paid-in capital                                                           1,015,050              978,563
       Accumulated deficit                                                                 (2,030,077)          (1,387,511)
       Accumulated other comprehensive loss                                                    22,091               (3,662)
TOTAL STOCKHOLDERS' DEFICIT                                                                  (978,795)            (398,775)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                      $          3,377,272  $         3,653,221


     ANSCOTT CHEMICAL INDUSTRIES, INC.
     CONSOLIDATED STATEMENTS OF OPERATIONS
     YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                                     2002                             2001

                                                             Amount          Percent           Amount       Percent

     SALES                                             $        4,893,824        100 %   $   4,618,560         100 %

     COST OF GOODS SOLD                                         2,869,202      58.63         2,657,649       57.54

     GROSS PROFIT                                               2,024,622      41.37         1,960,911       42.46

     SELLING EXPENSES                                           1,557,554      31.83         1,218,430       26.38

     GENERAL AND ADMINISTRATIVE EXPENSES                          967,150      19.77         1,020,611       22.11

     LOSS FROM OPERATIONS                                        (500,082)    -10.23          (278,130)      -6.26

     OTHER INCOME (EXPENSE):
         Interest expense                                        (275,298)     -5.63          (252,155)      -5.15
         Equity in earnings of Global Technologies, L.L.C.              -       0.00           (13,600)      -0.28
         Equity in earnings of Caled Signal Products Canada Ltd.   (8,402)     -0.17           (42,260)      -0.86
         Forgiveness of debt income                               147,108       3.01            80,910        1.65
     TOTAL OTHER INCOME (EXPENSE)                                (136,592)     -2.79          (227,105)      -4.64

     LOSS BEFORE PROVISION FOR INCOME TAXES                      (636,673)    -13.02          (505,235)     -10.90

     INCOME TAX EXPENSE (BENEFIT)
         Current                                                    5,894       0.14             8,942        0.20
         Deferred                                                       -       0.00                 -        0.00
     NET INCOME TAX EXPENSE (BENEFIT)                               5,894       0.14             8,942        0.20


     NET LOSS                                          $         (642,567)    -13.16 %   $    (514,177)     -11.10 %

ANSCOTT CHEMICAL INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
YEARS ENDED DECEMBER 21, 2002 AND 2001

                                                                        Accumulated
                                            Additional                    Other
                                  Common     Paid in     Accumulated   Comprehensive
                                  Stock      Capital      Deficit         Loss            Total
BALANCE,
  January 1, 2001        $      88,440  $    305,056  $     (873,334) $    (45,194) $   (525,032)

Sale of stock                  598,902                                                   598,902
DR
Net loss                                                    (514,177)                   (514,177)

Other Comprehensive
   Loss                                                                     41,532        41,532

BALANCE,
   December 31, 2001           687,342       305,056      (1,387,511)       (3,662)     (398,775)

Sale of stock                   36,794                                                    36,794

Net loss                                                    (642,567)                   (642,567)

Other Comprehensive
  Income (Loss)                                                             25,753        25,753

BALANCE,
   December 31, 2002     $     724,135  $    305,056  $   (2,030,077) $     22,091  $   (978,795)

ANSCOTT CHEMICAL INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                 2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                               $   (642,567) $   (514,177)
     Adjustments to reconcile net loss to net cash used by operating activities:
        Depreciation and amortization                                            387,187       398,769
        Income from investments accounted for on the equity method               (17,351)       22,588
        Provision for bad debts                                                    2,444         2,500
        (Increase) decrease in:
           Accounts receivable                                                     1,693       (92,816)
           Inventories                                                           (42,706)       65,189
           Prepaid expenses and other current assets                               7,823        (3,440)
           Deferred income taxes                                                 (24,648)         (755)
        Increase (decrease) in:
           Accounts payable                                                      226,112      (236,584)
           Accrued expenses                                                       17,397            39
           Payroll taxes payable                                                 192,587       270,752
NET CASH USED BY OPERATING ACTIVITIES                                            107,972       (87,935)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                                -             -
     Purchase of intangible assets                                                (1,205)     (230,134)
     Dividend received on investment - Caled Signal Products Canada Ltd.               -             -
NET CASH USED BY INVESTING ACTIVITIES                                             (1,205)     (230,134)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings on line of credit                                           (149,256)      193,103
     Proceeds from borrowing on short term debt                                        -             -
     Proceeds from borrowing on long term small business loan                    368,975        40,125
     Proceeds from borrowing on long term debt                                  (170,753)      362,477
     Principal repayments on short term debt                                     (40,985)     (359,603)
     Principal repayments on long term debt                                      (39,125)      (57,952)
     Principal repayments on small business loan                                  (2,650)       (2,586)
     Principal repayments on capital leases payable                                    -        (4,972)
     Principal repayments on loan payable                                       (100,549)            -
     Principal repayments on officer note payable                                      -      (450,000)
     Sale of capital stock                                                        36,793       598,902
NET CASH PROVIDED BY FINANCING ACTIVITIES                                        (97,550)      319,494

NET INCREASE (DECREASE) IN CASH                                                    9,216         1,425

CASH, BEGINNING OF YEAR                                                            1,574           149

CASH, END OF YEAR                                                           $     10,790  $      1,574

  ANSCOTT CHEMICAL INDUSTRIES, INC.
  CONSOLIDATED SUPPLEMENTARY INFORMATION
  SCHEDULE OF COST OF GOODS SOLD AND SELLING EXPENSES
  YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                       2002            2001
  COST OF GOODS SOLD:
      Inventories - beginning of year                       $       452,243  $      517,432
      Purchases                                                   1,964,531       1,597,588
      Packaging                                                       9,666          10,222
      Freight out                                                   339,086         362,387
      Plant labor                                                   290,614         297,891
      Utilities                                                      58,997          66,445
      Insurance                                                      15,219          37,127
      Employee hospitalization and life insurance                    54,060          54,967
      Payroll taxes                                                  26,482          27,969
      Plant expense                                                  13,606          28,344
      Laboratory expense                                             98,542          68,781
      Depreciation                                                   41,105          40,739
                                                                  3,364,151       3,109,892
      Less:  Inventories - end of year                              494,949         452,243

  TOTAL COST OF GOODS SOLD                                  $     2,869,202  $    2,657,649

  SELLING EPXENSES:
      Selling expenses:
           Salesmen                                         $     1,245,445  $      925,487
           Sales management                                         185,556         204,267
           International                                             41,616           5,191
           Warehouse expenses                                        13,308               -
           Advertising and customer service                          71,629          83,485

  TOTAL SELLING EXPENSES                                    $     1,557,554  $    1,218,430

     ANSCOTT CHEMICAL INDUSTRIES, INC.
     CONSOLIDATED SUPPLEMENTARY INFORMATION
     SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
     YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                      2002              2001
     GENERAL AND ADMINISTRATIVE EXPENSES
         Payroll:
             Officers                                                       $       89,264  $         76,978
             Office                                                                 72,401            72,401
         Amortization of intangible assets                                         343,869           357,024
         Auto expense                                                               25,174            25,940
         Bad debts                                                                   2,444             2,500
         Bank fees                                                                  92,287           102,374
         Depreciation                                                                2,214             3,203
         Dues/subscriptions                                                          1,270             1,395
         Employee hospitalization and life insurance                                22,096            23,430
         Gifts                                                                         650             4,200
         Insurance expense                                                             265               849
         Licenses/permits                                                            4,089             3,259
         Office expense                                                             51,778            44,499
         Penalties                                                                   6,525             1,138
         Postage                                                                     6,086             6,579
         Professional fees                                                         135,180           177,906
         Rent expense                                                               31,772            32,075
         Taxes:
             Payroll                                                                13,673            12,389
             Real estate taxes                                                      49,170            49,170
         Telephone                                                                   3,879             7,547
         Utilities                                                                  13,062            15,755

     TOTAL GENERAL AND ADMINISTRATIVE EXPENSES                              $      967,150  $      1,020,611

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

NATURE OF BUSINESS
Anscott Chemical Industries, Inc. was incorporated in the State of New Jersey on January 21, 1960. The Company is engaged in the business of manufacturing and distribution of cleaning chemicals and filters used specifically in the dry cleaning industry.

The Company sells the cleaning chemicals and filters primarily to customers throughout the United States. The Company performs ongoing credit evaluations of its customers' financial conditions and generally requires no collateral from its customers. Credit losses, when realized, have been within the range of the Company's expectations and, historically have not been significant.

BASIS OF ACCOUNTING
The consolidated financial statements have been prepared in accordance with generally accepted accounting principles, using the accrual method. Revenues are recorded in the period they are earned and expenses are recorded in the period they are incurred.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, H.D. Realty Corp. and Anscott of Canada, Inc. All intercompany balances and transactions are eliminated in consolidation.

USE OF ESTIMATES
The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

COMPREHENSIVE INCOME
Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, (SFAS 130), requires that total comprehensive income be reported in the consolidated financial statements. Total comprehensive income is presented on the Consolidated Statements of changes in Stockholders' Deficit.

INVENTORY
Inventory is stated at the lower of cost (first-in, first-out) or market.


                        See independent auditors' report
                                       (7)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED):

PROPERTY AND EQUIPMENT
Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using both straight-line and accelerated methods. Repairs and maintenance are charged to operations in the period incurred. The estimated useful lives used in computing depreciation are:

    Warehouse Equipment                                5-7 years
    Office Furniture, Lab and Sales Equipment          5-7 years
    Leasehold improvements                            31.5 years
    Building                                          31.5 years
    Land

INTANGIBLE ASSETS
Intangible assets are recorded at cost. Amortization is calculated using the straight-line method over the following periods: new product development costs, 5 years; start up costs, 5 years; loan organization and acquisition fees over the terms of related loans.

INCOME TAXES
Current income taxes are based on the current year's income, which is taxable for federal and state income tax reporting purposes. Deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities primarily result from differences in the basis of property and equipment, allowance for doubtful accounts, net operating loss carry forwards and investments accounted for under the equity method.

NOTE 2 - INVENTORIES:

Inventories at December 31, 2002 and 2001 are comprised of the following:

                                                  2002               2001
                                                --------           --------
     Raw materials                              $109,767           $149,714
     Work in process                              33,612              2,189
     Finished goods                              351,570            300,340
                                                --------           --------
       Total inventory                          $494,949           $452,243
                                                ========           ========


                        See independent auditors' report
                                       (8)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEAR ENDED DECEMBER 31, 2002 AND 2001

NOTE 3 - PROPERTY AND EQUIPMENT:

Property and equipment at December 31, 2002 and 2001 consists of:


                                                 2002             2001
                                              -----------      -----------
     Furniture & Equipment                        607,430          517,634
     Capitalized leased equipment                      --           64,782
     Leasehold improvements                       282,920          255,214
     Land and building                          1,308,099        1,308,099
                                              -----------      -----------
                                                2,198,449        2,145,729
     Less:  accumulated depreciation           (1,235,706)      (1,192,388)
                                              -----------      -----------
         Property and Equipment, Net          $   962,743      $   953,341
                                              ===========      ===========

NOTE 4 - INTANGIBLE ASSETS

Intangible assets at December 31, 2002 and 2001 consist of:

                                                           Incurred        Incurred
                                            Total          in 2002         in 2001
                                         -----------     -----------      -----------
     New product development costs       $   959,892     $        --      $   235,702
     Joint venture start-up costs          1,135,411              --               --
     Mortgage acquisition costs               64,224              --               --
                                         -----------     -----------      -----------
                                                           2,159,527          235,702
     Less:  accumulated amortization       1,480,441         341,672          321,269
                                         -----------     -----------      -----------
             Total                       $   679,086     $  (341,672)     $   (85,567)
                                         ===========     ===========      ===========


Accumulated amortization includes $154,450 and $154,452 relating to the amortization of joint venture start up costs for the years ended December 31, 2002 and 2001 respectively.

NOTE 5 - INVESTMENT IN CALED SIGNAL PRODUCTS CANADA LTD.:

Anscott of Canada, Inc., a wholly owned consolidated subsidiary, has a 50% ownership interest in Caled Signal, which is carried on the equity method.


                                                                       2002           2001
                                                                    ---------      ---------
     Balance at equity-December 31, 2001 and 2000                   $ 280,679      $ 289,667
     Pro-rata share of net income (loss)                               (1,614)        (9,474)
     Increase in unrealized foreign currency translation income
     (loss)                                                            18,965            486
                                                                    ---------      ---------

     BALANCE AT EQUITY-DECEMBER 31, 2002 AND 2001                   $ 298,030      $ 280,679
                                                                    =========      =========


                        See independent auditors' report
                                       (9)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


NOTE 6 - INVESTMENT IN GLOBAL TECHNOLOGIES, L.L.C.:

Global Technologies, L.L.C. ("Global") is a 50% owned limited liability company, which is accounted for using the equity method. The Company was started during 1995 to produce and market a new dry cleaning system called "Dry Wash."

                                                           2002          2001
                                                        ---------     ---------
     Balance at equity - December 31, 2001 and 2000     $ 188,617     $ 202,217
     Pro-rata share of net loss - 2002 and 2001                --       (13,600)
                                                        ---------     ---------
     Balance at equity - December 31, 2002 and 2001     $ 188,617     $ 188,617
                                                        =========     =========

NOTE 7 - LEASE COMMITMENTS:

Capital Leases
As of December 31, 2002, the Company has no capital leases, the balance of $4,972 was written off.


NOTE 8 - TRADE NOTES PAYABLE:

The Company has refinanced several trade payables and renegotiated prior outstanding trade notes payable into long-term trade notes payable as follows:

Balance at December 31, 2002-                                                        $      364,130
                                                                                         -----------
Several trade payables were refinanced and prior outstanding trade notes payable were renegotiated into long-term trade notes payable due in varying monthly installments, including interest at varying rates ranging from 6.25% to 12% at various maturity dates extending into 2005.

Total                                                                                       364,130
Less:  current portion                                                                      172,405
                                                                                         -----------
Total long-term portion                                                              $      191,725
                                                                                         ===========


                        See independent auditors' report
                                      (10)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


NOTE 9 - LINE OF CREDIT:

The Company had a revolving line of credit with a financial institution that was initially available for a 3-year term from December 23, 1996 and automatically renewed on a year-to-year basis.

During September 2000, the Company obtained a revolving line of credit with a different financial institution. The credit line is initially available for a 2-year term commencing on September 10, 2000 and ending September 2002. The proceeds were used to pay off the prior existing line of credit and some of the outstanding debt.

Advances under the credit line are based on 85% of eligible accounts receivable plus the lessor of 50% of eligible inventory or $300,000. Borrowings under the credit line may not exceed $1,300,000. The balances on the credit line at December 31, 2002 and 2001 were $653,428 and $802,684 respectively. The credit line bears interest at 6% above the bank's reference rate, which was 10.75% (prime + 6%) at December 31, 2002.

The major shareholder, his wife, H.D. Realty Corp., and Anscott of Canada, Inc. guarantee the credit line. The credit line is collateralized by substantially all of the assets of the Company, a third mortgage on the major shareholder's primary residence, and Anscott of Canada, Inc.'s 50% interest in Caled Signal.


NOTE 10 - NOTES PAYABLE:

Balance at December 31, 2002 -                          $       5,349

Note bearing interest at 16.44% per annum, payable in 48 installments of principal and interest of $1,143. The final payment was due October 2001 and the note is secured by a 3,000 gallon stainless tank. The Company renegotiated the note.


                        See independent auditors' report
                                      (11)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


NOTE 10 - NOTES PAYABLE (CONT'D):


Balance at December 31, 2002 -                               107,594
                                                          -----------
During September 2000, the Company obtained an equipment loan, which is linked to the revolving line of credit (Note 9). The proceeds were used to pay off the two prior term loans and part of the previous revolving line of credit. The loan is payable in monthly installments of $3,260 plus interest for a period of five years.

     Total                                                   112,943

Less:  current portion                                        44,474
                                                          -----------
Total long-term portion                                   $   68,469
                                                          ===========

Future minimum payments on the notes payable are as follows:

   YEAR ENDED DECEMBER 31,
       2003                                       $     44,474
       2004                                             39,120
       2005                                             29,349
       2006                                                  -
                                                  -------------
       Total                                      $    112,943
                                                  =============


NOTE 11 - SMALL BUSINESS ADMINISTRATION LOAN

On April 29, 1999, the Company entered into a loan agreement with the Small Business Administration in the amount of $1,276,000. The loan bears interest at the prime rate published in the Wall Street Journal plus 1.75%. The loan is collateralized by the Company's land and building. The loan is payable in monthly installments of principal and interest of $11,541, with the remaining principal and accrued interest due and payable 264 months from the date of the initial disbursement. During 2002, the Company renegotiated the loan to defer principal payments for a four-month period.


Principal balance at December 31, 2002                          $   1,263,125
Less:  current portion                                                  9,531
                                                                --------------
Total Long-term portion                                         $   1,253,594
                                                                ==============

                        See independent auditors' report
                                      (12)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


NOTE 12 - SMALL BUSINESS ADMINISTRATION LOAN

The Company suffered an economic hardship as a result of the September 11, 2001 disaster. Therefore it applied to the SBA for a disaster relief loan. The $40,125 initial payment was used to purchase raw materials during December 2001. The balance of $368,975 was received in 2002. Payments and interest will be deferred for a two-year period starting December 2004. The loan is payable in monthly installments of principal and interest of $3,287 with the remaining principal and accrued interest due and payable 15 years at an interest rate of 4% per annum.

Future minimum payments on the small business loan of SAB are as follows:

YEAR ENDED DECEMBER 31,
2003                                      $            ---
2004                                                 2,272
2005                                                27,273
2006                                                28,151
2007                                                28,996
Thereafter                                         322,408
                                             --------------
                                          $        409,100
                                             ==============

                        See independent auditors' report
                                      (13)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001



NOTE 13 - SUPPLEMENTAL DISCLOSURE ON CASH FLOW INFORMATION:

Cash paid during the year for:

                    Interest                        $         275,297
                    Income taxes                                5,893

Non-cash financing activities:

During 2002, the Company recorded an increase in its unrealized foreign currency translation gain of $25,753, on its investment in Caled Signal, which has been added to accumulated other comprehensive income.


NOTE 14 - CONCENTRATIONS OF CREDIT RISK:

The Company is subject to credit risk on its trade receivables. In the normal course of business, the Company extends credit, on open account, to its customers. The Company performs ongoing credit evaluations of its customers' financial condition and provides reserves for accounts doubtful of collection.

NOTE 15 - SALE OF CAPITAL STOCK:

During 2002, the Company negotiated with some of its vendors and issued an additional 7,917 shares of stock at $12 per share thereby reducing the balances owed to the vendors. Also the Company purchased back from various vendors 4,851 shares at $12 per share.


                        See independent auditors' report
                                      (14)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

NOTE 16 - INCOME TAXES:

The Company files a consolidated Federal income tax return with its wholly owned subsidiary, Anscott of Canada, Inc. Both corporations file separate New Jersey income tax returns.

H.D. Realty Corp. files as a "C" corporation for Federal and New Jersey income tax purposes.

Significant components of the Company's current and deferred tax asset and liabilities at December 31, 2002 are as follows:


     ANSCOTT CHEMICAL INDUSTRIES, INC.         Federal      New Jersey        Total
                                              ---------      ---------      ---------
     Deferred Tax Assets:
         Accounts receivable reserve          $   3,510      $   2,106      $   5,616
         Investment in Global                     2,274          1,364          3,638
         Net operating loss carry forward       113,900         12,630        126,530
                                              ---------      ---------      ---------
         Total Deferred Tax Assets              119,684         16,100        135,784

     Valuation allowance                       (119,684)       (16,100)      (135,784)
                                              ---------      ---------      ---------
                                              ---------      ---------      ---------
     Net Deferred Tax Assets                  $      --      $      --      $      --
                                              =========      =========      =========
     ANSCOTT OF CANADA, INC
     Current tax Assets:
        Other comprehensive income            $      --      $   5,027      $   5,027
                                              =========      =========      =========
                                              =========      =========      =========
     Deferred tax liability:
        Investment in Caled Signal            $      --      $  (2,602)     $  (2,602)
                                              ---------      ---------      ---------

     Deferred Tax Liability                   $      --      $  (2,602)     $  (2,602)
                                              =========      =========      =========

     H.D. REALTY CORP
     Deferred Tax Asset:
        Net operating loss carry forward      $  22,223      $   7,023      $  29,263
                                              ---------      ---------      ---------
     Deferred Tax Asset                       $  22,223      $   7,023      $  29,263
                                              =========      =========      =========


     NET CURRENT INCOME TAX ASSET             $      --      $   5,027      $   5,027
                                              =========      =========      =========


     NET DEFERRED TAX ASSET (LIABILITY)       $  22,223      $   2,425      $  24,648
                                              =========      =========      =========

                        See independent auditors' report
                                      (15)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


NOTE 16 - INCOME TAXES (CONTINUED):

Income tax expense consists of the following:

ANSCOTT CHEMICAL INDUSTRIES, INC.           Federal        New Jersey        Foreign        Total
                                          -------------      -------      -------------    -------
     Current expense                      $          --      $   750      $          --    $   750
     Deferred tax expense                                         --                 --         --
                                          -------------      -------      -------------    -------
           Total                          $          --      $   750      $          --    $   750
                                          =============      =======      =============    =======

     ANSCOTT OF CANADA, INC
     Current expense                      $          --      $   750      $          --    $   750
     Deferred tax expense                                                          (347)      (347)
                                          -------------      -------      -------------    -------
            Total                         $          --      $   403      $          --    $   403
                                          =============      =======      =============    =======

     H.D. REALTY CORP
     Current expense                      $          --      $   750      $          --    $   750
     Deferred tax expense - long-term            (7,087)        (709)                --     (7,796)
                                          -------------      -------      -------------    -------
             Total                        $      (7,087)     $    41      $          --    $(7,046)
                                          =============      =======      =============    =======

     NET INCOME TAX EXPENSE               $      (7,087)     $ 1,194      $          --    $(5,893)
                                          =============      =======      =============    =======



The Company has the following net operating losses ("NOL") available to offset future taxable income:

Anscott Chemical Industries, Inc.          Federal       New Jersey
--------------------------------           -------       ----------
     Approximately                        $529,901        $483,978
     NOL's expire through the year

     Anscott of Canada, Inc.
     Approximately                              --        $  9,839
     NOL's expire through the year

     H.D. Realty Corp.
     Approximately                        $ 98,977        $ 98,977
     NOL's expire through the year


                        See independent auditors' report
                                      (16)

                        ANSCOTT CHEMICAL INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


NOTE 17 - EMPLOYEE BENEFIT PLAN:

The Company has a 401(k) plan covering substantially all of its employees. The Company has the option of making an annual discretionary contribution and can also match each employee's contribution to the plan up to a predetermined limit. For the years ended December 31, 2002 and 2001, the Company has elected not to contribute to the plan.

NOTE 18 - SUBSEQUENT EVENT:

The company is considering the purchase of a public company to merge into.



                        See independent auditors' report
                                      (17)

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION



To the Board of Directors
Anscott Chemical Industries, Inc.
Wayne, New Jersey



Our report on our audits of the basic financial statements of Anscott Chemical Industries, Inc. for the years ended December 31, 2002 and 2001 appears on page
1. Those audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented in the supplemental schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the basic financial statements and, accordingly, we express no opinion on it.



H. L. Solomon & Co. P.A.
Accountants & Auditors

May 16, 2003


                        See independent auditors' report
                                      (18)

(b) Pro forma financial information

    Pro forma financial statements have not been filed with this 8-K since the assets and liabilities of Liquidix, Inc. were spun out pursuant to the Stock Purchase Agreement and Share Exchange.

(c) Exhibits

NUMBER   EXHIBIT

10. Stock Purchase Agreement and Share Exchange dated as of April 15, 2003 by and among Liquidix, Inc. and Anscott Industries, Inc.*

     *filed with the original 8K filing on April 29, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ANSCOTT INDUSTRIES, INC.


                           By: /s/ Jack Belluscio
                              -----------------------------------------
                                    Jack Belluscio
                                    President

June 30, 2003